                                  CONFIDENTIAL
                           LB-UBS COMMERCIAL MORTGAGE
                                 TRUST 2004-C6
                        COMMERCIAL MORTGAGE PASS-THROUGH
                          CERTIFICATES, SERIES 2004-C6

                         INITIAL MORTGAGE POOL BALANCE
                          APPROXIMATELY $1.35 BILLION

AUGUST 5, 2004

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
--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN (THIS "INFORMATION") DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, AND IS SUBJECT TO AND SUPERCEDED IN ITS ENTIRETY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (COLLECTIVELY, THE "OFFERING DOCUMENT"). THIS INFORMATION DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION HEREIN REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY EXPRESS OR IMPLIED AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION, INCLUDING BUT NOT LIMITED TO, ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES AND ANY LIABILITY THEREFORE IS EXPRESSLY DISCLAIMED. THIS INFORMATION MAY NOT BE DELIVERED BY YOU TO ANY OTHER PERSON WITHOUT THE UNDERWRITERS' PRIOR WRITTEN CONSENT. THE UNDERWRITERS MAY FROM ANY TIME TO TIME PERFORM INVESTMENT BANKING SERVICES FOR OR SOLICIT INVESTMENT BANKING BUSINESS FROM ANY COMPANY NAMED IN THE INFORMATION HEREIN. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. THIS INFORMATION SUPERCEDES THE INFORMATION IN ANY PRIOR VERSIONS HEREOF OR OTHER RELATED TERM SHEETS AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT. THIS MATERIAL IS CONFIDENTIAL AND MUST NOT BE COPIED OR DISSEMINATED TO ANY OTHER PARTIES WITHOUT THE UNDERWRITERS' PRIOR WRITTEN CONSENT. IN FURNISHING THIS INFORMATION, THE UNDERWRITERS UNDERTAKE NO OBLIGATION TO PROVIDE THE RECIPIENT WITH ACCESS TO ANY ADDITIONAL INFORMATION OR TO UPDATE THE INFORMATION OR TO CORRECT ANY INACCURACIES THEREIN WHICH MAY BECOME APPARENT.

THE SECURITIES TO WHICH THESE MATERIALS RELATE (THE "SUBJECT SECURITIES") HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES AND EXCHANGE ACT OF KOREA AND NONE OF THE SUBJECT SECURITIES MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF KOREA OR TO ANY PERSONS FOR THE REOFFERING OR RESALE, DIRECTLY OR INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF KOREA, EXCEPT PURSUANT TO APPLICABLE LAWS AND REGULATIONS OF KOREA. NONE OF LEHMAN BROTHERS INC. OR UBS SECURITIES LLC OR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION WITH RESPECT TO THE ELIGIBILITY OF ANY RECIPIENTS OF THESE MATERIALS OR OF THE SUBJECT SECURITIES TO ACQUIRE THE SUBJECT SECURITIES UNDER THE LAWS OF KOREA, INCLUDING, WITHOUT LIMITATION, THE FOREIGN EXCHANGE TRANSACTION REGULATIONS OF KOREA. IN ADDITION, ANY RECIPIENT OR PURCHASER OF THE SUBJECT SECURITIES REPRESENTS THAT IT IS PURCHASING OR ACQUIRING THE SUBJECT SECURITIES AS PRINCIPAL FOR ITS OWN ACCOUNT. FOR A PERIOD OF ONE YEAR FROM THE ISSUE DATE OF THE SUBJECT SECURITIES, NEITHER THE HOLDER OF THE SUBJECT SECURITIES NOR ANY RESIDENT OF KOREA MAY TRANSFER THE SUBJECT SECURITIES IN KOREA OR TO ANY RESIDENT OF KOREA UNLESS SUCH TRANSFER INVOLVES ALL OF THE SUBJECT SECURITIES HELD BY IT. ALSO, FOR A PERIOD OF ONE YEAR FROM THE ISSUE DATE OF THE SUBJECT SECURITIES, THE FACE AMOUNT OF EACH CERTIFICATE REPRESENTING THE SUBJECT SECURITIES HELD BY A RESIDENT OF KOREA SHALL NOT BE SUBDIVIDED INTO MORE THAN ONE SUCH CERTIFICATE REPRESENTING THE SUBJECT SECURITIES. FURTHERMORE, THE PURCHASER OF THE SUBJECT S ECURITIES SHALL COMPLY WITH ALL APPLICABLE REGULATORY REQUIREMENTS (INCLUDING BUT NOT LIMITED TO REQUIREMENTS UNDER THE FOREIGN EXCHANGE TRANSACTION LAWS) IN CONNECTION WITH THE PURCHASE OF THE SUBJECT SECURITIES. FOR THE AVOIDANCE OF DOUBT, IT IS THE SOLE RESPONSIBILITY OF THE RECIPIENT OR PURCHASER OF THE SUBJECT SECURITIES TO DETERMINE WHETHER SUCH RECIPIENT OR PURCHASER IS ELIGIBLE FOR THE ACQUISITION OF THE SUBJECT SECURITIES UNDER APPLICABLE LAWS AND REGULATIONS OF KOREA, AND WHETHER SUCH RECIPIENT OR PURCHASER WILL HAVE COMPLIED WITH ALL APPLICABLE KOREAN LEGAL AND REGULATORY REQUIREMENTS IN CONNECTION WITH THE PURCHASE OF THE SUBJECT SECURITIES.

--------------------------------------------------------------------------------

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

TABLE OF CONTENTS

I.                  Transaction Highlights

II.                 Structural Highlights

III.                Collateral Pool Highlights

IV.                 Significant Mortgage Loans

V.                  Summary Points

VI.                 Investor Reporting

VII.                Timeline


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











-------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS

TRANSACTION HIGHLIGHTS
--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS


Initial Mortgage Pool Balance:   Approximately $1.35 billion

Public Certificates:             Approximately $1.26 billion

Private Certificates(1):         Approximately $84.2 million

Co-Lead Manager/
Sole Book Runner:                Lehman Brothers Inc.

Co-Lead Manager:                 UBS Securities LLC

Rating Agencies:                 Standard & Poor's, a division of The
                                 McGraw-Hill Companies, Inc. ("S&P") and Fitch
                                 Ratings, Inc. ("Fitch")

Trustee:                         LaSalle Bank National Association

Master Servicer:                 Wachovia Bank, National Association

Special Servicer:                Lennar Partners, Inc.


 ---------------------------
 1.      Not offered hereby.

--------------------------------------------------------------------------------
                                       1
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






TRANSACTION HIGHLIGHTS
--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS

Cut-Off Date:                    8/11/2004

Determination Date:              11th day of each month or if such day is not a
                                 business day, then the following business day

Distribution Date:               4th business day after the Determination Date
                                 of each month, commencing in 9/2004


Eligible for Underwriters'
Prohibited Transaction
Exemption for ERISA Purposes
(Public Certificates):           Classes A-1, A-2, A-3, A-4, A-5, A-1A, B, C, D,
                                 E and F

SMMEA Eligible:                  Classes A-1, A-2, A-3, A-4, A-5, A-1A, B, C and
                                 D

DTC (Public Certificates):       Classes A-1, A-2, A-3, A-4, A-5, A-1A, B, C, D,
                                 E and F

Bloomberg:                       Cash flows will be modeled on Bloomberg


Denominations:                           Class                                         Minimum Denomination(1)
                           --------------------------------------------------          -----------------------
                           Classes A-1, A-2, A-3, A-4, A-5, A-1A, B, C, D, E and F              $10,000

Lehman Brothers CMBS Index:      All classes will be included in the Lehman
                                 Brothers CMBS Index




-------------------
1. Increments of $1 thereafter.
--------------------------------------------------------------------------------
                                       2

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


--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS



CERTIFICATES

-----------------------------                 --------------------------------
        LOAN GROUP 1                                   LOAN GROUP 2
Approximately $1.16 billion                    Approximately $188.4 million
     Commercial Loans                                Multifamily Loans
-----------------------------                 --------------------------------


           100%                                            100%


     ------------------------------------------------------------------------
            Class A-1(1)
     ----------------------------------
            Class A-2(1)
     ----------------------------------                Class A-1A(2)
            Class A-3(1)
     ----------------------------------
            Class A-4(1)
     ----------------------------------
            Class A-5(1)
     ------------------------------------------------------------------------
                                     Class B
     ------------------------------------------------------------------------
                                     Class C
     ------------------------------------------------------------------------
                                     Class D
     ------------------------------------------------------------------------
                                     Class E
     ------------------------------------------------------------------------
                                     Class F
     ------------------------------------------------------------------------



---------------------

1. 100% of all scheduled and unscheduled payments received with respect to the Mortgage Loans constituting Loan Group 1 will be applied to make distributions to the Class A-1, A-2, A-3, A-4 and A-5 certificates prior to being applied to making any distributions of principal to the A-1A certificates, unless and until Classes B through T have all been reduced to zero, in which case the A Classes will be pro rata.

2. 100% of all scheduled and unscheduled payments received with respect to the Mortgage Loans constituting Loan Group 2 will be applied to make distributions to the A-1A certificates prior to being applied to making any distributions of principal to the A-1, A-2, A-3, A-4 and A-5 certificates, unless and until Classes B through T have all been reduced to zero, in which case the A Classes will be pro rata.
--------------------------------------------------------------------------------
                                        3

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

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS


CERTIFICATES


     Offered
   Certificates ----------------------------------------------------------
                 Class A-1(1)
                ------------------------
                 Class A-2(1)
                ------------------------        Class A-1A(2)
                 Class A-3(1)
                ------------------------
                 Class A-4(1)
                ------------------------
                 Class A-5(1)
                ------------------------
                                    Class B
                --------------------------------------------
                                    Class C
                --------------------------------------------
                                    Class D
                --------------------------------------------    Class X-CL(3)
                                    Class E
                --------------------------------------------    Class X-CP(3)(4)
                                    Class F
                --------------------------------------------
   Private, 144A                    Class G
    Certificates--------------------------------------------
                                    Class H
                --------------------------------------------
                                    Class J
                --------------------------------------------
                                    Class K
                --------------------------------------------
                                    Class L
                --------------------------------------------
                                    Class M
                --------------------------------------------
                                    Class N
                --------------------------------------------
                                    Class P
                --------------------------------------------
                                    Class Q
                --------------------------------------------
                                    Class S
                --------------------------------------------
                                    Class T
                -----------------------------------------------------



1. 100% of all scheduled and unscheduled payments received with respect to the mortgage loans constituting Loan Group 1 will be applied to make distributions to the Class A-1, A-2, A-3, A-4 and A-5 certificates prior to being applied to making any distributions of principal to the A-1A certificates, unless and until Classes B through T have all been reduced to zero, in which case the A Classes will be pro rata.
2. 100% of all scheduled and unscheduled payments received with respect to the mortgage loans constituting Loan Group 2 will be applied to make distributions to the Class A-1A certificates prior to being applied to making any distributions of principal to the A-1, A-2, A-3, A-4 and A-5 certificates, unless and until Classes B through T have all been reduced to zero, in which case the A Classes will be pro rata.
3. The Class X-CL and X-CP certificates have the rights to certain excess interest from the underlying mortgage loans. The Class X-CL and X-CP certificates will be privately placed and are not offered as part of the public offering.
4. Initial notional amount of Class X-CP through 8/2005 is as set forth herein. The class X-CP notional balance will decrease thereafter until 8/2011 when the class retires.
--------------------------------------------------------------------------------
                                       4
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

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS


BOND STRUCTURE

o    Sequential pay structure(1)

o Interest and principal are paid to senior classes before subordinate classes receive interest and principal(1)

o Credit enhancement for each class will be provided by the subordinate classes

o Losses are allocated in reverse sequential order starting with the non-rated principal balance class (Class T)

------------------------------------------------------------------------------------------------------------------------------------
     CLASS      FACE AMOUNT ($)        RATINGS       CREDIT SUPPORT       DESCRIPTION     WTD. AVG. LIFE     PRINCIPAL WINDOW(2)
                                      (S&P/FITCH)                                            (YEARS)(2)
====================================================================================================================================
A-1(3)           $78,000,000             AAA/AAA         12.250%           Fixed Rate         3.50             9/2004 - 6/2009
------------------------------------------------------------------------------------------------------------------------------------
A-2(3)          $250,000,000             AAA/AAA         12.250%           Fixed Rate         4.90             6/2009 - 8/2009
------------------------------------------------------------------------------------------------------------------------------------
A-3(3)          $120,000,000             AAA/AAA         12.250%         Fixed Rate(4)        6.29             8/2009 - 2/2011
------------------------------------------------------------------------------------------------------------------------------------
A-4(3)           $75,000,000             AAA/AAA         12.250%         Fixed Rate(4)        7.49             2/2011 - 3/2014
------------------------------------------------------------------------------------------------------------------------------------
A-5(3)          $470,130,000             AAA/AAA         12.250%         Fixed Rate(4)        9.71             3/2014 - 8/2014
------------------------------------------------------------------------------------------------------------------------------------
A-1A(3)         $188,441,000             AAA/AAA         12.250%         Fixed Rate(4)        6.78             9/2004 - 8/2014
------------------------------------------------------------------------------------------------------------------------------------
 B(3)            $13,465,000             AA+/AA+         11.250%             WAC(5)           9.98             8/2014 - 8/2014
------------------------------------------------------------------------------------------------------------------------------------
 C(3)            $23,564,000              AA/AA           9.500%             WAC(5)           9.98             8/2014 - 8/2014
------------------------------------------------------------------------------------------------------------------------------------
 D(3)            $15,148,000             AA-/AA-          8.375%             WAC(5)           9.98             8/2014 - 8/2014
------------------------------------------------------------------------------------------------------------------------------------
 E(3)            $13,466,000              A+/A+           7.375%             WAC(5)           9.98             8/2014 - 8/2014
------------------------------------------------------------------------------------------------------------------------------------
 F(3)            $15,148,000               A/A            6.250%             WAC(5)           9.98             8/2014 - 8/2014
------------------------------------------------------------------------------------------------------------------------------------
 X-CL         $1,346,519,865(6)          AAA/AAA            N/A          Variable IO(7)       7.70(8)         9/2004 - 8/2022(9)
------------------------------------------------------------------------------------------------------------------------------------
 X-CP         $1,228,397,000(6)          AAA/AAA            N/A          Variable IO(7)       5.31(8)         8/2005 - 8/2011(9)
------------------------------------------------------------------------------------------------------------------------------------
  G              $11,782,000              A-/A-           5.375%             WAC(5)           9.98             8/2014 - 8/2014
------------------------------------------------------------------------------------------------------------------------------------
  H              $11,782,000            BBB+/BBB+         4.500%             WAC(5)           9.98             8/2014 - 8/2014
------------------------------------------------------------------------------------------------------------------------------------
  J               $8,416,000             BBB/BBB          3.875%             WAC(5)           9.98             8/2014 - 8/2014
------------------------------------------------------------------------------------------------------------------------------------
  K              $16,831,000            BBB-/BBB-         2.625%             WAC(5)           9.98             8/2014 - 8/2014
------------------------------------------------------------------------------------------------------------------------------------
  L               $1,683,000             BB+/BB+          2.500%         Fixed Rate(4)        9.98             8/2014 - 8/2014
------------------------------------------------------------------------------------------------------------------------------------
  M               $6,733,000              BB/BB           2.000%         Fixed Rate(4)        9.98             8/2014 - 8/2014
------------------------------------------------------------------------------------------------------------------------------------
  N               $5,049,000             BB-/BB-          1.625%         Fixed Rate(4)        9.98             8/2014 - 8/2014
------------------------------------------------------------------------------------------------------------------------------------
  P               $3,367,000              B+/NR           1.375%         Fixed Rate(4)       10.66             8/2014 - 8/2015
------------------------------------------------------------------------------------------------------------------------------------
  Q               $1,683,000               B/NR           1.250%         Fixed Rate(4)       11.66             8/2015 - 7/2016
------------------------------------------------------------------------------------------------------------------------------------
  S               $1,683,000              B-/NR           1.125%         Fixed Rate(4)       11.89             7/2016 - 7/2016
------------------------------------------------------------------------------------------------------------------------------------
  T              $15,148,865              NR/NR             N/A          Fixed Rate(4)       13.65             7/2016 - 8/2022
------------------------------------------------------------------------------------------------------------------------------------

---------------
1. Except that Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-1A, Class X-CL and Class X-CP receive interest on a pro-rata basis.
2. Calculated, assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and are paid in full on their respective anticipated repayment dates.
3.   Certificates offered as part of the public offering.
4. For any distribution date, if the weighted average of certain net interest rates on the underlying mortgage loans is less than a specified fixed rate for such class, then the pass-through rate for that class of certificates on that distribution date will equal such weighted average net interest rate.
5. The pass-through rates will equal the weighted average of certain net interest rates on the underlying mortgage loans ("WAC") or in some cases, the WAC minus a specified percentage.
6.   Represents the notional amount.
7. The Class X-CL and X-CP certificates have rights to certain excess interest on all underlying mortgage loans.
8. Represents the weighted average life of each dollar reduction in notional amount.
9.   Represents period over which the notional amount will be reduced to zero.
--------------------------------------------------------------------------------
                                       5
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

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

CALL PROTECTION

=================================================================================================
                                                                        STATISTICAL DATA(1)
-------------------------------------------------------------------------------------------------
Loans with Initial Lock-Out & Defeasance Thereafter                         95.8%(2)
-------------------------------------------------------------------------------------------------
Loans with Initial Lock-Out & Yield Maintenance Thereafter                   4.2%(2)
-------------------------------------------------------------------------------------------------
Weighted Average Remaining Lock-Out                                       90.6 months(3)
-------------------------------------------------------------------------------------------------
Weighted Average Open Period                                               3.7 months
-------------------------------------------------------------------------------------------------

====================================================================================================================================
 OPEN PREPAYMENT PERIOD AT END OF LOAN                 NUMBER OF LOANS              PERCENT OF INITIAL MORTGAGE POOL BALANCE(1)
------------------------------------------------------------------------------------------------------------------------------------
None                                                         24                               13.0%
------------------------------------------------------------------------------------------------------------------------------------
1 Month                                                      17                                9.9%
------------------------------------------------------------------------------------------------------------------------------------
2 Months                                                     20                                7.6%
------------------------------------------------------------------------------------------------------------------------------------
3 Months                                                     27                                29.4%
------------------------------------------------------------------------------------------------------------------------------------
6 Months                                                      4                                37.0%
------------------------------------------------------------------------------------------------------------------------------------
12 Months                                                     2                                 3.1%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                       94                               100.0%
------------------------------------------------------------------------------------------------------------------------------------

----------

1.   As of the Cut-Off Date.
2.   Percent of initial mortgage pool balance.
3. Weighted Average Remaining Lock-Out represents loans within their Remaining Lock-Out or Lock-Out/Defeasance Periods.
--------------------------------------------------------------------------------
                                       6
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

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS


====================================================================================================================================
 PREPAYMENT PREMIUM     8/2004    8/2005    8/2006    8/2007    8/2008   8/2009    8/2010    8/2011    8/2012    8/2013    8/2014
------------------------------------------------------------------------------------------------------------------------------------
Lock-Out/Def.           100.0%    100.0%    99.8%      96.7%     96.7%    94.0%     81.3%     92.9%     92.9%     88.1%     85.8%
------------------------------------------------------------------------------------------------------------------------------------
Yield Maint.               -         -       0.2%       3.3%      3.3%     6.0%      6.0%      7.1%      7.1%      7.1%     14.2%
------------------------------------------------------------------------------------------------------------------------------------
Sub-Total               100.0%    100.0%   100.0%     100.0%    100.0%   100.0%     87.4%    100.0%    100.0%     95.2%    100.0%
====================================================================================================================================


====================================================================================================================================
      >=5.0%              -          -         -         -        -         -         -         -         -         -         -
------------------------------------------------------------------------------------------------------------------------------------
        4.0%              -          -         -         -        -         -         -         -         -         -         -
------------------------------------------------------------------------------------------------------------------------------------
        3.0%              -          -         -         -        -         -         -         -         -         -         -
------------------------------------------------------------------------------------------------------------------------------------
        2.0%              -          -         -         -        -         -         -         -         -         -         -
------------------------------------------------------------------------------------------------------------------------------------
        1.0%              -          -         -         -        -         -         -         -         -         -         -
------------------------------------------------------------------------------------------------------------------------------------
        OPEN              -          -         -         -        -         -        12.6%      -         -         4.8%      -
====================================================================================================================================
       TOTAL            100.0%     100.0%    100.0%    100.0%    100.0%   100.0%    100.0%    100.0%    100.0%    100.0%    100.0%
====================================================================================================================================

--------------------
1. Represents percentage of then outstanding balance of mortgage loan pool as of the date shown assuming, among other things, no prepayments, defaults or losses and that ARD loans mature and are paid in full on their respective anticipated repayment dates.
--------------------------------------------------------------------------------
                                       7
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


--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

POOL COMPOSITION



o The pool includes seven mortgage loans (representing 43.8% of the initial mortgage pool balance) which S&P and Fitch have confirmed that, in the context of their inclusion in the securitization trust, have credit characteristics that are consistent with obligations rated investment grade (the "Investment Grade Loans").

o Two of the Investment Grade Loans (the Westfield North Bridge loan and the Two Penn Plaza loan) will be part of a split loan structure comprised of pro rata and pari passu components and, in the case of Two Penn Plaza, a subordinate component. The structures of these loans are outlined on the following pages.

o    Summary of the pool composition is as follows:


==================================================================================================================
                                                              TOTAL PRINCIPAL BALANCE AS OF   PERCENT OF TOTAL
                                         NUMBER OF LOANS               CUT-OFF DATE            MORTGAGE POOL
------------------------------------------------------------------------------------------------------------------
Investment Grade Loans                           7                     $589,115,257                 43.8%
------------------------------------------------------------------------------------------------------------------
Conduit Loans                                   87                      757,404,609                 56.2
==================================================================================================================
TOTAL:                                          94                   $1,346,519,865                100.0%
==================================================================================================================

--------------------------------------------------------------------------------
                                       8
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

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


THE WESTFIELD NORTH BRIDGE LOAN STRUCTURE

o The Westfield North Bridge loan will be split into three pro rata, pari passu components (the A-1 Note, A-2 Note, and A-3 Note components) of $68.35 million, $68.35 million, and $68.30 million, respectively.


                                                                                                 AAA/AAA TO
        WESTFIELD       A-1 NOTE      A-2 NOTE       A-3 NOTE         A-1 NOTE       A-2 NOTE       A-/A-     LB-UBS 2004-C6
      NORTH BRIDGE     ($68.35m)     ($68.35m)      ($68.30m)        ($68.35m)      ($68.35m)    CASHFLOWS(1)      TRUST




o The A-1 Note, A-2 Note and A-3 Note component holders receive interest payments pro rata and pari passu.(2)

o    The A-3 Note component will not be included in the LB-UBS 2004-C6 Trust.

-------------
1. S&P and Fitch have indicated to the Depositor that the A-1 Note and A-2 Note component proceeds are expected to contribute AAA/AAA through A-/A-cash flows to the LB-UBS 2004-C6 Trust.
2.   Subject to the terms of the Co-Lender Agreement.
--------------------------------------------------------------------------------
                                       9
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

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


THE TWO PENN PLAZA LOAN A/B NOTE STRUCTURE

o The Two Penn Plaza loan will be split into two pro rata, pari passu A Note components (the A-1 Note and A-2 Note components) of $122.5 million each. The A Note components (described below) were created by de-leveraging a larger loan balance utilizing the A/B Note structure which was developed in LBCMT 1999-C2.


                                                                AAA/AAA TO
                    A-1 NOTE     A-2 NOTE      A-2 NOTE             A/A            LB-UBS 2004-C6
                    ($122.5m)   ($122.5m)      ($122.5m)       CASHFLOWS(1)             TRUST
TWO PENN PLAZA

                     B NOTE                     B NOTE           WHOLE LOAN
                    ($55.0m)                   ($55.0m)

o The A Note holders receive monthly payments prior to the B Note holder receiving monthly payments.

o The A-1 Note component and the A-2 Note component holders receive interest and principal payments pro rata and pari passu.(2)

o The B Note holder receives no principal payments until the principal amount of the A Notes have been paid in full.

o The A-1 Note component and the B Note will not be included in the LB-UBS 2004-C6 Trust. The B Note is currently held by an insurance company on a whole loan basis.

-------------
1. S&P and Fitch have indicated to the Depositor that the A-2 Note component proceeds are expected to contribute AAA/AAA through A/A cash flows to the LB-UBS 2004-C6 Trust.
2.   Subject to the terms of the Co-Lender Agreement.
--------------------------------------------------------------------------------
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COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

o The A Note(1) DSCR and LTV are set forth below:

================================================================================
                               WESTFIELD NORTH BRIDGE        TWO PENN PLAZA
--------------------------------------------------------------------------------

UW DSCR(2)                           2.51x                         2.07x
UW Net Cash Flow                     $24,321,010                   $32,800,025
LTV                                  59.5%                         56.3%
Appraised Value                      $344,400,000                  $435,000,000
Shadow Rating(3)                     A-/A-                         A/A


o    The combined A Note(1) and B Note(4) DSCR and LTV are set forth below:

         =================================================================
                                             TWO PENN PLAZA
         -----------------------------------------------------------------
           UW DSCR(5)                           1.70x
           UW Net Cash Flow                     $32,800,025
           LTV                                  69.0%
           Appraised Value                      $435,000,000



1. In the case of the Westfield North Bridge loan, calculated assuming a loan amount that includes the A-1 Note and A-2 Note components and the non-trust A-3 Note component (combined balance of $205,000,000). In the case of the Two Penn Plaza loan, calculated assuming a loan amount that includes the A-2 Note component and the non-trust A-1 Note component (combined balance of $245,000,000). The A-3 Note component of the Westfield North Bridge loan and the A-1 Note component of the Two Penn Plaza loan will not be included in the LB-UBS 2004-C6 Trust.
2. Based on underwritten net cash flow that includes, for each of the Westfield North Bridge and Two Penn Plaza loans, all of the related A Note components. In the case of the Westfield North Bridge loan, based on interest-only payment. In the case of the Two Penn Plaza loan, based on annualized average of monthly P&I payments from year three through and including the anticipated repayment date.
3. S&P and Fitch have each confirmed to the Depositor that the respective ratings in this row reflect an assessment by such rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with obligations that are so rated.
4. The Two Penn Plaza loan B Note (balance of $55,000,000) will not be included in the LB-UBS 2004-C6 Trust.
5. Based on underwritten net cash flow and actual debt constant starting in year three.
--------------------------------------------------------------------------------
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COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


MORTGAGE LOAN SELLERS

o Sponsors of properties securing loans in the LB-UBS 2004-C6 transaction include the following:

     - Mayflower Realty LLC (members: Simon Property Group, Inc. / J.P. Morgan Investment Management / TIAA-CREF)

     - Westfield America, Inc. / The John Buck Company / Morgan Stanley Real Estate Fund II, L.P.

     -    Vornado Realty Trust

     -    George Washington University

     -    Corine Hayashi / HTH Corporation

     -    Donald J. Trump

     -    Research Foundation of the City University of New York

o    Conduit Origination Program

     - Underwritten NCF on conduit loans either verified subject to a variance of 2.5% or, in select cases, re-underwritten by third party service providers (i.e., by a "Big Four" accounting firm).


     - Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history and background checks.

     - Appraisals are prepared in accordance with USPAP standards by approved vendors and substantially all are prepared in accordance with FIRREA.

     -    Substantially all borrowers are single asset entities.

     -    Non-consolidation opinions

          o Delivered for substantially all loans with principal balances greater than $15 million

     - Cash management systems affecting approximately 96.7% of the initial mortgage pool balance

          o    Hard lockbox- 59.1% of the initial mortgage pool balance(1)

          o    Springing lockbox- 37.6% of the initial mortgage pool balance

-------------
1. Includes hard lockboxes under lender control that are subject to daily or weekly sweeps to accounts controlled by the borrower unless there is the occurrence of certain trigger events and certain multifamily, manufactured housing/MHP, and hospitality properties where the property manager or other party is required to deposit rents, or a majority of the rents, into a hard lockbox under lender control.
--------------------------------------------------------------------------------
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COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


FUNDED ESCROWS

================================================================================
ESCROW TYPE(1)                         PERCENT OF POOL WITH FUNDED ESCROWS(2)
--------------------------------------------------------------------------------
Replacement Reserves                                92.9%
Tax Reserves(3)                                     99.6%
Insurance Reserves(4)                               96.5%
TI & LC (Industrial)                                88.6%
TI & LC (Office)                                    93.8%
TI & LC (Retail)                                    67.9%
--------------------------------------------------------------------------------


------------------
1. Escrows are generally in the form of either up-front reserves, periodic cash deposits or letters of credit.
2.   As of the Cut-Off Date; excludes the Investment Grade Loans.
3. In some instances where there are no actual tax escrows, certain creditworthy tenants are permitted to pay taxes directly and are deemed to have escrows in the table above.
4. In some instances where there are no actual insurance escrows, certain creditworthy tenants are permitted to maintain insurance or self-insure and are deemed to have escrows in the table above.
--------------------------------------------------------------------------------
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COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS



===========================================================================================================================
                                   GENERAL POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
---------------------------------------------------------------------------------------------------------------------------
Size of Pool                                                                                                $1,346,519,865
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             Lehman: 61.7%
Contributors of Collateral                                                                                      UBS: 38.3%
---------------------------------------------------------------------------------------------------------------------------
Number of Loans                                                                                                        94
---------------------------------------------------------------------------------------------------------------------------
Gross Weighted Average Coupon                                                                                       5.555%
---------------------------------------------------------------------------------------------------------------------------
Weighted Average Original Term to Maturity(1)                                                                   100 months
---------------------------------------------------------------------------------------------------------------------------
Weighted Average Remaining Term to Maturity(1)                                                                   98 months
---------------------------------------------------------------------------------------------------------------------------
Average Balance                                                                                                $14,324,679
---------------------------------------------------------------------------------------------------------------------------
Average Conduit Balance (excluding the Investment Grade Loans)                                                  $8,705,800
---------------------------------------------------------------------------------------------------------------------------
Largest Loan                                                                                                  $210,000,000
---------------------------------------------------------------------------------------------------------------------------
Largest Conduit Loan                                                                                           $77,200,000
---------------------------------------------------------------------------------------------------------------------------
WA U/W DSCR(2)                                                                                                       1.68x
---------------------------------------------------------------------------------------------------------------------------
WA LTV(2)                                                                                                            67.1%
---------------------------------------------------------------------------------------------------------------------------
WA LTV at Maturity/ARD(1)(2)(4)                                                                                      59.9%
---------------------------------------------------------------------------------------------------------------------------
Geographic Diversity                                                                  26 states & the District of Columbia
---------------------------------------------------------------------------------------------------------------------------
Balloon and/or ARD Loans(3)                                                                                          99.2%
---------------------------------------------------------------------------------------------------------------------------
Fully Amortizing Loans                                                                                                0.8%
===========================================================================================================================

------------------
1. Assumes ARD loans mature and are paid in full on their respective anticipated repayment dates.
2.   Credit characteristics excluding the Investment Grade Loans are as follows:
     WA U/W DSCR: 1.34x; WA LTV: 75.4%; WA LTV at Maturity/ARD: 66.5%.
3.   Includes interest only loans.
4.   Includes fully amortizing loans.
--------------------------------------------------------------------------------
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COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS



PROPERTY TYPE

o    Heavily concentrated in the following asset classes:

     -    Office, Regional Mall, Multifamily(1), Anchored Retail,
          Industrial/Warehouse and Investment Grade Loans comprise 89.1% of the initial mortgage pool balance.

     - Investment Grade Loans comprise 43.8% of the initial mortgage pool balance.


--------------------------------------------------------------------------------
                                PROPERTY TYPE(2)
--------------------------------------------------------------------------------


     OFFICE                             29.5% (46.9% INVESTMENT GRADE)
     REGIONAL MALL                      25.7% (100.0% INVESTMENT GRADE)
     MULTIFAMILY(1)                     14.0%
     ANCHORED RETAIL                    13.2%
     HOTEL                               5.5% (62.5% INVESTMENT GRADE)
     SELF STORAGE                        4.9%
     UNANCHORED RETAIL                   3.9%
     INDUSTRIAL/WAREHOUSE                2.5%
     OTHER RETAIL                        0.7% (100.0% INVESTMENT GRADE)

----------
1. Multifamily component includes manufactured housing/MHP properties representing 6.2% of the aggregate pool.
2.   Percentages based on allocated loan amount per property.
--------------------------------------------------------------------------------
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COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

GEOGRAPHIC DIVERSITY

o The loans are secured by properties located in 26 states and the District of Columbia.

o Only three states represent more than 10.0% (by principal balance) of the Mortgaged Properties (New York 21.4%, Massachusetts 19.5% and Illinois 11.7%).

     - 45.7% (by principal balance) of the properties in New York secure mortgage loans that have credit characteristics consistent with obligations rated investment grade by S&P and Fitch.

     - 80.2% (by principal balance) of the properties in Massachusetts secure mortgage loans that have credit characteristics consistent with obligations rated investment grade by S&P and Fitch.

     - 86.6% (by principal balance) of the properties in Illinois secure mortgage loans that have credit characteristics consistent with obligations rated investment grade by S&P and Fitch.


--------------------------------------------------------------------------------
                               STATE DISTRIBUTION
--------------------------------------------------------------------------------


                      NY            21.4% (45.7% INVESTMENT GRADE)
                      MA            19.5% (80.2% INVESTMENT GRADE)
                      IL            11.7% (86.6% INVESTMENT GRADE)
                      FL             6.1%
                      TX             5.9%
                      DC             5.6% (100.0% INVESTMENT GRADE)
                      CA             4.5%
                      VA             3.9%
                      OTHER(1)      21.4% (12.1% INVESTMENT GRADE)


------------------
1.   No other state represents more than 3.4% of the initial mortgage pool balance.
--------------------------------------------------------------------------------
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COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


CUT-OFF DATE LOAN SIZE DIVERSITY

o    94 mortgage loans

o    Average loan size: $14,324,679 ($8,705,800 excluding the Investment Grade
     Loans)

o The largest loan comprises 15.6% of the initial mortgage pool balance (5.7% excluding the Investment Grade Loans)


--------------------------------------------------------------------------------
                       CUT-OFF DATE LOAN SIZE DISTRIBUTION
--------------------------------------------------------------------------------

              # OF LOANS      $ MILLIONS      %  OF POOL

                  58          < $6             14.2%
                  19          $6 - $14         13.9%
                  11          $14 - $40        22.0%
                   3          $40 - $100       15.1%
                   2          $100 - $150      19.2%
                   1          > $150           15.6%

--------------------------------------------------------------------------------
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COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

o    Weighted average underwritten debt service coverage ratio of 1.68x.


-----------------------------------------------------------------------------------------------------------
                                   UNDERWRITTEN DEBT SERVICE COVERAGE RATIO
-----------------------------------------------------------------------------------------------------------
PROPERTY TYPE                           % OF POOL               WA DSCR                    MIN-MAX DSCR
-----------------------------------------------------------------------------------------------------------
RETAIL                                     43.5%                  1.80x                    1.20X - 2.51x
    Regional Mall                          25.7%                  2.12x                    1.86x - 2.51x
    Anchored Retail                        13.2%                  1.31x                    1.20x - 1.59x
    Unanchored Retail                       3.9%                  1.27x                    1.21x - 1.44x
    Other Retail                            0.7%                  2.46x                    2.46x - 2.46x
OFFICE                                     29.5%                  1.69x                    1.20X - 2.31x
MULTIFAMILY(1)                             14.0%                  1.40x                    1.20X - 1.61x
HOTEL                                       5.5%                  1.81x                    1.27X - 3.14x
SELF STORAGE                                4.9%                  1.35x                    1.29X - 1.54x
INDUSTRIAL/WAREHOUSE                        2.5%                  1.42x                    1.22X - 1.45x
TOTAL:                                     100.0%                 1.68x                    1.20X - 3.14x
-----------------------------------------------------------------------------------------------------------


                 # OF LOANS        DSCR         % OF POOL
                      40      1.20x - 1.29x       28.0%
                      19      1.30x - 1.39x       10.1%
                      19      1.40x - 1.49x        6.5%
                       8      1.50x - 1.59x       11.3%
                       2      1.60x - 1.79x        2.8%
                       6      >= 1.80x            41.2%


---------------------------
1. Multifamily component includes manufactured housing/MHP properties representing 6.2% of the aggregate pool.
--------------------------------------------------------------------------------
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COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


CUT-OFF DATE LOAN TO VALUE RATIO

o    Weighted average loan to value of 67.1%.

o    Weighted average loan to value at maturity or ARD of 59.9%.(1)(2)




--------------------------------------------------------------------------------
                        CUT-OFF DATE LOAN TO VALUE RATIO
--------------------------------------------------------------------------------

                 # OF LOANS               LTV           % OF POOL
                       4            < 50.0%                8.9%
                       5            50.1% - 60.0%         21.8%
                       7            60.1% - 65.0%         18.2%
                       9            65.1% - 70.0%          3.2%
                      22            70.1% - 75.0%         10.3%
                      46            75.1% - 80.0%         34.7%
                       1            > 80.0%                2.8%


---------------------------
1.   Assumes ARD loans are paid in full on their anticipated repayment dates.
2.   Includes fully amortizing loans.
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


INVESTMENT GRADE LOANS

===================================================================================================================================
                                               INVESTMENT GRADE LOAN CHARACTERISTICS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          PERCENT OF INITIAL
                                                           CUT-OFF DATE      MORTGAGE POOL       U/W
        NAME                         PROPERTY TYPE           BALANCE           BALANCE         DSCR(1)(2)   LTV(2)   S&P/FITCH(3)
-----------------------------------------------------------------------------------------------------------------------------------
Northshore Mall                      Regional Mall           $210,000,000      15.6%             1.86x       60.9%        A+/A+
-----------------------------------------------------------------------------------------------------------------------------------
Westfield North Bridge
(A-1 Note and A-2 Note               Regional Mall            136,700,000      10.2              2.51        59.5         A-/A-
Components)(4)
-----------------------------------------------------------------------------------------------------------------------------------
Two Penn Plaza                           Office               122,500,000       9.1              2.07        56.3          A/A
(A-2 Note Component)(5)
-----------------------------------------------------------------------------------------------------------------------------------
2000 Pennsylvania Avenue                 Office                63,815,013       4.7              2.31        47.6        AAA/AAA
-----------------------------------------------------------------------------------------------------------------------------------
Pacific Beach Hotel                Full Service Hotel          35,000,000       2.6              1.65        46.7       BBB-/BBB
-----------------------------------------------------------------------------------------------------------------------------------
George Washington University
Hotel Portfolio(6)                 Full Service Hotel          11,700,243       0.9              3.14        35.0        AAA/AAA
-----------------------------------------------------------------------------------------------------------------------------------
1030-1048 Third Avenue,
163-165 E. 61st Street,              Other Retail               9,400,000       0.7              2.46        36.9        AAA/AAA
160-162 E. 62nd Street
===================================================================================================================================
TOTAL/WEIGHTED AVERAGE:                  --                  $589,115,256      43.8%             2.13x       56.4%         --
===================================================================================================================================

-----------------
1. Calculated based on underwritten net cash flow and actual debt service constant or interest rate, as applicable. In the case of the Northshore Mall loan, based on actual debt constant beginning in year four. In the case of the Westfield North Bridge loan, based on interest-only payment. In the case of the Two Penn Plaza loan, based on annualized average of monthly P&I payments from year three through and including the anticipated repayment date.
2. Calculated based on Cut-Off Date Balance and the related appraised value. In the case of the Westfield North Bridge loan, calculated assuming a loan amount that includes the A-1 Note and A-2 Note components and the non-trust A-3 Note component (combined balance of $205,000,000). In the case of the Two Penn Plaza loan, calculated assuming a loan amount that includes the A-2 Note component and the non-trust A-1 Note component (combined A Note balance of $245,000,000).
3. S&P and Fitch have confirmed to us that the ratings in this column reflect an assessment by each rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated. In the case of the Westfield North Bridge loan, S&P and Fitch have indicated to the Depositor that the A-1 Note and A-2 Note component proceeds are expected to contribute AAA/AAA to A-/A- cash flows to the LB-UBS 2004-C6 Trust. In the case of the Two Penn Plaza loan, S&P and Fitch have indicated to the Depositor that the A-2 Note component proceeds are expected to contribute AAA/AAA to A/A cash flows to the LB-UBS 2004-C6 Trust.
4. Represents the $68,350,000 A-1 Note component and the $68,350,000 A-2 Note component of a $205,000,000 whole loan secured by Westfield North Bridge.
5. Represents the $122,500,000 A-2 Note component of a $300,000,000 whole loan secured by Two Penn Plaza.
6. The George Washington University Hotel Portfolio loan is secured by two full service hotel properties.
--------------------------------------------------------------------------------
                                       20
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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


NORTHSHORE MALL

Shadow Rating(1):                A+/A+

Cut-Off Date Balance:            $210,000,000

Interest Rate:                   5.025%

Anticipated Repayment
Date ("ARD")                     3/11/2014

Maturity Date:                   3/11/2034

Original Term to ARD:            10 years

Amortization(2):                 30 years

Sponsor: Mayflower Realty LLC (members: Simon Property Group, Inc. / J.P. Morgan Investment Management / TIAA-CREF)

Property:                        Regional mall with 1,692,223 square feet(3) of
                                 gross leasable area

Location:                        Peabody, MA

Year Built:                      1958; renovated 1993

In-Line Sales/SF(4):             $532

In-Line Cost of Occupancy(4):    12.8%

Anchors(5):                      Macy's (302,322 square feet; credit rating of
                                 BBB+/Baa1/BBB+), Sears (240,173 square feet;
                                 credit rating of BBB/Baa1/BBB), Filene's
                                 (198,148 square feet; credit rating of
                                 BBB/Baa2/BBB), JCPenney (135,624 square feet;
                                 credit rating of BB+/Ba3/BB), Lord & Taylor
                                 (113,010 square feet; credit rating of
                                 BBB/Baa2/BBB)


-----------------
1. S&P and Fitch have indicated to the Depositor that the whole loan proceeds are expected to contribute AAA/AAA through A+/A+ cash flows to the LB-UBS 2004-C6 Trust.
2.   Interest only for the first three years.
3.   Collateral consists of 808,380 square feet.
4.   For the trailing twelve months ending 4/30/2004.
5. Credit ratings for anchors are by S&P, Moody's and Fitch, respectively, and may reflect the rating of the parent if individual department store company is not rated. Macy's improvements and pad are part of the collateral. Sears leases its pad and owns its improvements, therefore its improvements are not part of the collateral. Filene's, JCPenney and Lord & Taylor own their pads and improvements and are not part of the collateral.
--------------------------------------------------------------------------------
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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

NORTHSHORE MALL (CONT.)
Anchor Sales(1):                 Macy's ($46.0 million), Sears ($42.1 million),
                                 Filene's ($54.0 million), JCPenney ($20.0 million), Lord & Taylor ($10.0 million) Lease

Top Five In-Line Tenants:        Tenant               Square Feet     End Date
                                 ------               -----------   ------------
                                 Sam Goody               17,705       1/31/2005
                                 Gap/Gap Kids            15,401       1/31/2006
                                 Express Women           14,673       1/31/2008
                                 Kitchen, Etc.           14,533       1/31/2005
                                 Abercrombie & Fitch     12,033       1/31/2006

Overall Occupancy(2):            96.4%

Appraised Value(3):              $345,000,000

LTV(3)(4):                       60.9%

U/W DSCR(4)(5):                  1.86x

Reserves:                        Guaranty(6) of taxes and, if not covered under
                                 Sponsor's blanket insurance policy, insurance premiums provided by Sponsor in-lieu of monthly escrows.

Lockbox:                         Hard

Prepayment/Defeasance:           Defeasance beginning two years after
                                 securitization. Prepayment without penalty permitted six months prior to ARD.


-------------
1.   Anchor sales, as reported by the Borrower, for the year ending 12/31/2003.
2.   As of 6/3/2004.
3.   Based on appraisal dated as of 1/12/2004.
4.   As of the Cut-Off Date.
5. Calculated based on underwritten net cash flow of $25,183,514 and actual debt constant of 6.460% beginning in year four.
6. Sponsor required under guaranty to maintain a net worth of at least $100,000,000, otherwise Borrower required to make monthly escrows.
--------------------------------------------------------------------------------
                                       22
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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

WESTFIELD NORTH BRIDGE

Shadow Rating(1):                A-/A-

Cut-Off Date Balance
(A-1 and A-2 Note Components):   $136,700,000

Interest Rate:                   4.6696%

Maturity Date:                   7/10/2009

Term to Maturity:                5 years


Amortization:                    Interest only

Sponsors:                        Westfield America, Inc. / The John Buck Company
                                 / Morgan Stanley Real Estate Fund II, L.P.

Property:                        Regional mall with 682,418 square feet(2) of
                                 gross leasable area, situated over six city blocks on Chicago's "Magnificent Mile" shopping district, including 590,088 square feet of retail space, 92,330 square feet of office space and two parking garages with a total of 1,100 parking spaces

Location:                        Chicago, IL

Year Built:                      2000

Retail Sales/SF(3):              $741

Retail Cost of Occupancy(3):     13.8%

Anchor(4):                       Nordstrom (260,000 square feet; credit rating
                                 of A-/Baa1/NR)

Anchor Sales(5):                 Nordstrom ($105.3 million)

----------------
1. S&P and Fitch have indicated to the Depositor that the A-1 and A-2 Note component proceeds are expected to contribute AAA/AAA through A-/A- cash flows to the LB-UBS 2004-C6 Trust.
2.   Collateral consists of all 682,418 square feet and two parking garages.
3. Comparable retail sales and occupancy costs for retail tenants under 10,000 square feet are based on Borrower provided information for the trailing twelve months ending 4/30/2004.
4.   Credit ratings are by S&P, Moody's and Fitch, respectively.
5. Anchor sales, as reported by the Borrower, for the trailing twelve months ending 4/30/2004.

--------------------------------------------------------------------------------
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SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

WESTFIELD NORTH BRIDGE (CONT.)

Top Five Major Retail Tenants:   Tenant                                       Square Feet           Lease End Date
                                 ------                                       -----------           --------------
                                 Virgin Records                                   39,189               1/31/2014
                                 ESPN Zone                                        33,918               7/31/2014
                                 Bally Total Fitness (dba Crunch Fitness)         26,235              10/31/2019
                                 Buca di Beppo                                     9,688               2/23/2013
                                 Joe's Stone Crab of Chicago                       9,015(1)            5/31/2010


Overall Occupancy(2):            88.7%


Appraised Value(3):              $344,400,000

LTV(3)(4):                       59.5%

U/W DSCR(4)(5):                  2.51x

Reserves:                        Tax and insurance reserve, TI/LC and CapEx
                                 reserve of up to $1.20 per square foot per annum of in-line space, and master lease reserve guaranteed by Sponsors in-lieu of monthly reserve payments. In the event the DSCR falls below 1.05x based on a 9.00% constant, Borrower required to make the monthly reserve payments.

Lockbox:                         Hard

Prepayment:                      Defeasance beginning two years after the
                                 securitization of the last note component.
                                 Prepayment without penalty permitted six months prior to Maturity Date.

1. Joe's Stone Crab square footage reflects an executed lease for a 2,667 square-foot expansion that is expected to open in summer 2004.
2.    As of 4/28/2004.
3.    Based on appraisal dated as of 6/1/2004.
4. As of the Cut-Off Date and based on a loan amount of $205,000,000 that includes the A-1 Note and A-2 Note components and the non-trust A-3 Note component.
5.    Calculated based on the projected underwritten net cash flow of
      $24,321,010 and interest rate of 4.6696% on an actual/360 day basis.
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

TWO PENN PLAZA

Shadow Rating(1):                A/A

Cut-Off Date Balance
(A-2 Note Component):            $122,500,000

Interest Rate(2):                4.7256%

Anticipated
Repayment Date ("ARD"):          2/11/2011

Maturity Date:                   2/11/2034

Original Term to ARD:            7 years

Amortization(3):                 30 years

Sponsor:                         Vornado Realty Trust

Property:                        31-story Class A office building with 1,529,325
                                 square feet of net rentable area

Location:                        New York, NY

Year Built:                      1968; renovated 1991

Occupancy(4):                    95.6%

                                                                                     Approx. %      Lease            Ratings
Major Tenants(5):               Tenant                              Square Feet   of Base Rent    End Date     S&P/Moody's/Fitch(6)
                                ------                              -----------   ------------    ---------    --------------------
                                The McGraw-Hill Companies, Inc.(7)     518,217        36.8%         3/31/2020        NR/A1/A+
                                Information Builders, Inc.(8)          268,190        17.8%         5/31/2013        NR/NR/NR
                                Madison Square Garden, L.P.(9)         162,945        12.1%         4/30/2007        NR/NR/NR
                                Compaq Computer Corporation             51,200         5.0%         1/31/2008        A-/A3/A
                                United Healthcare Services, Inc.        69,137         3.8%         1/31/2006        A/A3/A

-----------------
1. S&P and Fitch have indicated to the Depositor that the A-2 Note component proceeds are expected to contribute AAA/AAA through A/A cash flows to the LB-UBS 2004-C6 Trust.
2. Weighted average rate of A-2A Note subcomponent with principal balance of $93,075,500 and rate of 4.9658% and A-2B Note subcomponent with principal balance of $29,424,500 and rate of 3.9658%.
3.   Interest only through and including 2/2006 payment date.
4.   As of 1/1/2004.
5.   Ranked by percentage of total underwritten base rent.
6. Credit ratings may reflect the rating of the parent company, whether or not it is obligated under the related lease, if tenant company not rated.
7.   The McGraw-Hill Companies, Inc. is the parent company of Standard and
     Poor's.
8. Information Builders, Inc. has the option to terminate its lease as of 5/31/2008, upon not less than 15 months prior notice; excess cash flow sweep to TI/LC reserve up to $12 million also required of Borrower if lease is terminated.
9. Madison Square Garden, L.P. is owned by Regional Programming Partners, a joint venture of Cablevision Systems (60% ownership interest) and Fox
     Sports Networks (40% ownership interest).
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

TWO PENN PLAZA (CONT.)

Appraised Value(1):              $435,000,000

LTV(1)(2):                       56.3%

U/W DSCR(2)(3):                  2.07x

Reserves(4):                     Springing for taxes, insurance, replacement
                                 costs and TI/LCs upon event of default or DSCR less than 1.25x. Guaranty from Vornado Realty,
                                 L.P. delivered at closing in-lieu of upfront
                                 $750,000 required repair reserve and upfront
                                 $1,440,400 unfunded TI Allowance reserve.

Lockbox:                         Springing

Prepayment/Defeasance:           Defeasance beginning two years after
                                 securitization of both A Note components.
                                 Prepayment without penalty permitted six months prior to ARD.

Partial Release(5):              Borrower has right to redevelop portion of
                                 property including portions of entrance, retail areas, plazas and lower levels under a Condominium Declaration accompanied by right to request release of four tenant leases with an aggregate of 3,465 square feet subject to specified release payments, along with satisfaction of other release conditions.

B Note(6):                       The $55,000,000 subordinated B Note does not
                                 receive principal payments until the A Notes have been repaid in full.

----------------
1. Based on appraisal dated as of 2/1/2004. Appraised Value excludes any value related to the four tenant leases and related square footage subject to potential release from the property.
2. As of the Cut-Off Date and based on a loan amount of $245,000,000 that includes the A-2 Note component and the non-trust A-1 Note component.
3.   Calculated based on underwritten net cash flow of $32,800,025 and an average annual debt constant of approximately 6.483%, calculated as the annualized average of the monthly P&I payments from year three through the anticipated repayment date.
4.   Guaranty, or any additional Reserve Guaranty that may be provided by
     Vornado Realty, L.P. in-lieu of monthly reserves, if triggered, is subject to Sponsor maintaining Investment Grade ratings.
5.   In connection with certain redevelopment activities, the loan may be prepaid without penalty in an amount up to $3,150,000, of which 50% is applied to the A-2 Note component and 50% to the non- trust A-1 Note component.
6. The B Note is held by an insurance company and will not be included in the LB-UBS 2004-C6 Trust.
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS
2000 PENNSYLVANIA AVENUE

Shadow Rating(1):                AAA/AAA

Cut-Off Date Balance:            $63,815,013


Interest Rate:                   5.6525%

Maturity Date:                   5/11/2014

Term to Maturity:                10 years

Amortization:                    30 years

Sponsor:                         George Washington University

Property:                        10-story Class A office building with 362,488
                                 square feet of net rentable area, which
                                 incorporates historic townhouse facades and includes a two-story retail atrium with approximately 65,992 square feet, and a parking garage with 247 parking spaces

Location:                        Washington, D.C.

Year Built:                      1983; periodically upgraded

Occupancy(2):                    97.0%


                                                                                                 Approx %
Major Tenants(3):               Tenant                                          Square Feet    of Base Rent    Lease End Date
                                ------                                          -----------    ------------    --------------
                                Cleary, Gottlieb, Steen and Hamilton (Office)      105,788        30.3%          11/30/2012
                                The Corporate Executive Board Co. (Office)         102,021        29.5%           6/30/2009
                                Morrison & Foerster (Office)                        74,149        23.5%          12/31/2005
                                Tower Records and Video (Retail)                    23,379         4.6%           1/31/2010
                                Gap/Gap Kids (Retail)                               13,089         3.0%           9/30/2005

----------------
1. S&P and Fitch have indicated to the Depositor that the whole loan proceeds are expected to contribute AAA/AAA through AAA/AAA cash flows to the LB-UBS 2004-C6 Trust.
2.   As of 5/1/2004.
3.   Ranked by percentage of total underwritten base rent.
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


2000 PENNSYLVANIA AVENUE (CONT.)



Appraised Value(1):              $134,000,000

LTV(1)(2):                       47.6%

U/W DSCR(2)(3):                  2.31x

Reserves:                        On-going for real estate taxes, insurance and
                                 replacement reserves. The TI/LC costs
                                 associated with the lease rollovers of Cleary, Gottlieb, Steen and Hamilton; The Corporate
                                 Executive Board Co.; and Morrison & Foerster are guaranteed by the Sponsor.

Lockbox:                         Hard

Prepayment/Defeasance:           Defeasance beginning two years after
                                 securitization. Prepayment without penalty permitted three months prior to Maturity Date.

-----------------
1.   Based on appraisal dated as of 3/16/2004.
2.   As of the Cut-Off Date.
3. Calculated based on underwritten net cash flow of $10,242,766 and actual debt constant of 6.929%.
--------------------------------------------------------------------------------
                                       28
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--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS
PACIFIC BEACH HOTEL

Shadow Rating(1):                BBB-/BBB

Cut-Off Date Balance:            $35,000,000

Estimated Interest Rate(2):      7.050%


Maturity Date:                   8/11/2009

Term to Maturity:                5 years

Amortization:                    25 years

Sponsors:                        Corine Hayashi / HTH Corporation

Property:                        Leasehold interest in an 837-room beachfront
                                 full-service two-tower hotel and 29,223 square feet of retail space

Location:                        Waikiki Beach, Honolulu, HI

Year Built:                      1969 & 1979; renovated 2003

Occupancy(3):                    79.2%

ADR(3):                          $108.94

RevPar(3):                       $86.29

Sales psf(4):                    $557

-----------------
1. S&P and Fitch have indicated to the Depositor that the whole loan proceeds are expected to contribute AAA/AAA through BBB-/BBB cash flows to the
     LB-UBS 2004-C6 Trust.
2. The mortgage loan is not closed or rate locked and the interest rate has been estimated.
3. For the twelve months ending 6/30/2004, excluding retail space. The retail space was 95.2% occupied as of 7/1/2004.
4.   Reflects sales of the retail space only, as of 12/31/2003.
--------------------------------------------------------------------------------
                                       29
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--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

PACIFIC BEACH HOTEL (CONT.)

Appraised Value(1):              $75,000,000

LTV(1)(2):                       46.7%

U/W DSCR(2)(3):                  1.65x

Reserves:                        On-going for taxes, insurance, ground lease and
                                 FF&E.

Lockbox:                         Hard

Prepayment:                      Defeasance beginning two years after
                                 securitization. Prepayment without penalty permitted one month prior to Maturity Date.


---------------------------
1.   Based on appraisal dated as of 7/1/2004.
2.   As of the Cut-Off Date.
3. Calculated based on underwritten net cash flow of $4,917,745 and estimated debt constant of 8.520%.
--------------------------------------------------------------------------------
                                       30
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--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

GEORGE WASHINGTON UNIVERSITY HOTEL PORTFOLIO

Shadow Rating(1):                AAA/AAA

Cut-Off Date Balance:            $11,700,243

Interest Rate:                   5.7025%

Maturity Date:                   5/11/2014

Term to Maturity:                10 years

Amortization:                    25 years

Sponsor:                         George Washington University

Property Manager/Operator:       Potomac Hospitality Services, Inc.

Property:                        Two hotels located in Washington, D.C.'s West
                                 End area within the Foggy Bottom neighborhood:
                                 George Washington University Inn (95 rooms) and
                                 One Washington Circle Hotel (151 rooms)

Location:                        Washington, D.C.

Year Built:                      1950; renovated 1998 (George Washington
                                 University Inn)
                                 1964; renovated 2003 (One Washington Circle
                                 Hotel)

Occupancy(2):                    79.7% (George Washington University Inn); 78.9%
                                 (One Washington Circle Hotel)

ADR(2):                          $131.94 (George Washington University Inn);
                                 $129.82 (One Washington Circle Hotel)

RevPar(2):                       $105.20 (George Washington University Inn);
                                 $102.39 (One Washington Circle Hotel)

---------------
1. S&P and Fitch have indicated to the Depositor that the whole loan proceeds are expected to contribute AAA/AAA through AAA/AAA cash flows to the LB-UBS 2004-C6 Trust.
2.   Based on the trailing twelve months ending 4/30/2004.
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

GEORGE WASHINGTON UNIVERSITY HOTEL PORTFOLIO (CONT.)

Appraised Value(1):              $33,400,000

LTV(1)(2):                       35.0%

U/W DSCR(2)(3):                  3.14x

Reserves:                        On-going for taxes and replacement reserves.
                                 Insurance escrow required if the property is not covered under Sponsor's blanket policy.

Lockbox:                         Hard

Prepayment:                      Defeasance beginning two years after
                                 securitization. Prepayment without penalty permitted three months prior to Maturity Date.



-----------
1.   Based on appraisal dated as of 3/16/2004.
2.   As of the Cut-Off Date.
3. Calculated based on total underwritten net cash flow of $2,772,280 and actual debt constant of 7.515%.
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

1030-1048 THIRD AVENUE, 163-165 E. 61ST STREET, 160-162 E. 62ND STREET

Shadow Rating(1):                AAA/AAA

Cut-Off Date Balance:            $9,400,000

Interest Rate:                   5.700%

Maturity Date:                   8/11/2014

Term to Maturity:                10 years

Amortization:                    30 years

Sponsor:                         Donald J. Trump

Property:                        The property includes leasehold interests in
                                 (i) 8,636 square feet of ground floor retail,
                                 (ii) two brownstone buildings containing a total of eight residential units and (iii) a 128-space parking garage

Location:                        New York, NY

Year Built:                      1983

Occupancy(2):                    92.8%


                                                                                                Approx %
Major Tenants:               Tenant                                        Square Feet        of Base Rent      Lease End Date
                             ------                                        -----------        ------------      --------------
                             Enterprise 61st LLC                       24,845 (128 spaces)          32.7%         1/31/2019
                             (Enterprise Parking Systems)
                             Select Comfort Retail Corp.                      2,400                 26.8%         2/28/2014(3)
                             Napoleon International Fashions Ltd.             1,754                 11.8%         1/31/2005
                             800 Fellans Inc. (Fellan Florist)                1,450                  9.2%         4/30/2010
                             Le Chien Bebe Girl Inc.                          1,032                  7.5%         9/30/2006

--------------
1. S&P and Fitch have indicated to the Depositor that the whole loan proceeds are expected to contribute AAA/AAA through AAA/AAA cash flows to the LB-UBS 2004-C6 Trust.
2.   As of 7/8/2004.
3. Select Comfort Retail Corp. has a one-time termination option from 3/4/2010 until 3/3/2011, with a payment of nine months base rent and additional rent and 25% of leasing commissions.
--------------------------------------------------------------------------------
                                       33
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--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

1030-1048 THIRD AVENUE, 163-165 E. 61ST STREET, 160-162 E. 62ND STREET (CONT.)

Appraised Value(1):              $25,500,000

LTV(1)(2):                       36.9%

U/W DSCR(2)(3):                  2.46x

Reserves:                        Ongoing reserves for taxes on the brownstone
                                 buildings. Upfront reserves for a portion of Borrower's share of taxes on the retail space and parking garage located in the tower building. Upfront reserves for insurance and upfront master lease reserve of $43,333.

Lockbox:                         Springing

Prepayment/Defeasance:           Defeasance beginning two years after
                                 securitization. Prepayment without penalty permitted three months prior to Maturity Date.



-------------
1.   Based on appraisal dated as of 6/21/2004.
2.   As of the Cut-Off Date.
3. Calculated based on underwritten net cash flow of $1,610,022 and actual debt constant of 6.965%.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


OTHER SIGNIFICANT MORTGAGE LOANS

====================================================================================================================================
                 OTHER SIGNIFICANT MORTGAGE LOAN CHARACTERISTICS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            PERCENT OF INITIAL
                             NAME                       PROPERTY TYPE         CUT-OFF DATE     MORTGAGE POOL      U/W        LTV(2)
                                                                                BALANCE           BALANCE       DSCR(1)
------------------------------------------------------------------------------------------------------------------------------------
RHP Portfolio(3)                                  Manufactured Housing/MHP   $ 77,200,000           5.7%         1.54x        79.4%
230 West 41st Street                                       Office              62,000,000           4.6          1.21         78.5
Northridge Business Park                                   Office              38,000,000           2.8          1.20         84.4
Columbia Self Storage                                   Self Storage           37,395,157           2.8          1.31         75.1
University Park Tech III/IV & Westchase Commons     Industrial/Warehouse       30,400,000           2.3          1.45         79.8
====================================================================================================================================
TOTAL/WEIGHTED AVERAGE:                                      --              $244,995,157          18.2%         1.36x        79.3%
====================================================================================================================================


--------------
1. Calculated based on underwritten net cash flow and actual or estimated debt service constant, as applicable.
2.   Calculated based on Cut-Off Date balance and related appraised value.
3.   The RHP Portfolio loan is secured by 19 properties.
--------------------------------------------------------------------------------
                                       35
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--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


RHP PORTFOLIO

Cut-Off Date Balance:            $77,200,000

Interest Rate:                   5.664%

Maturity Date:                   8/11/2009

Term to Maturity:                5 years

Amortization:                    Interest only

Sponsor:                         Ross H. Partrich

Property:                        The portfolio is comprised of 16 manufactured
                                 housing/MHP and three RV park properties totaling 4,732 leasable pad sites

Location:                        Connecticut (4), Arizona (3), Florida (3),
                                 Maryland (3), Michigan (3), Minnesota (1), Ohio
                                 (1) and Texas (1)

Year Built:                      Various

Occupancy(1):                    78.0%



---------------------------
1.   As of 5/21/2004, weighted by allocated loan balance.
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

RHP PORTFOLIO (CONT.)

Appraised Value(1):              $97,245,000

LTV(1)(2):                       79.4%

U/W DSCR(2)(3):                  1.54x

Reserves:                        On-going for taxes, insurance and CapEx.
                                 Upfront CapEx reserve of $1,684,901.

Lockbox:                         Hard

Prepayment:                      Defeasance beginning two years after
                                 securitzation. Prepayment without penalty permitted three months prior to Maturity Date.

Release Provisions:              Borrowers can obtain the release of
                                 any property beginning two years after
                                 securitization if, among other things, (1)
                                 Borrower partially defeases the Loan in an amount equal to 125% of the allocated loan amount, (2) the DSCR after the release is no less than the greater of the DSCR at closing and the DSCR immediately prior to the release and (3) Borrowers deliver a rating agency confirmation letter.

Mezzanine Debt:                  $8,200,000 mezzanine financing which is
                                 co-terminus with the first mortgage and is subject to an intercreditor agreement that complies with rating agency guidelines.


-------------
1.   Based on appraisals dated between 6/7/2004 and 6/21/2004.
2.   As of the Cut-Off Date.
3. Calculated based on total underwritten net cash flow of $6,831,814 and estimated debt constant of 5.743%.
--------------------------------------------------------------------------------
                                       37
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--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


230 WEST 41ST STREET

Cut-Off Date Balance:            $62,000,000

Interest Rate:                   6.190%

Maturity Date:                   8/11/2014

Term to Maturity:                10 years

Amortization(1):                 30 years

Sponsor:                         Research Foundation of the City University of
                                 New York

Property:                        20-story, Class B office building containing
                                 311,098 square feet

Location:                        New York, NY

Year Built:                      1922 & 1929; renovated 2002

Occupancy(2):                    93.3% leased


Major Tenants:                                                                           Approx. %
                              Tenant                                   Square Feet     of Base Rent      Lease End Date
                              ------                                   -----------     ------------      --------------
                             City University of New York ("CUNY")        152,545           52.6%            6/30/2017
                             TSI West 41 Inc.                             25,828           10.5%            4/16/2021
                             Dodger Theatrical Holdings, Inc.             18,326            6.7%            1/31/2016
                             Program Planners Inc.                         9,404            3.6%            8/09/2006
                             PSC Dent, Inc.                               10,000            2.7%            6/30/2006

-----------------
1.   Interest only for the first two years.
2. As of 6/1/2004, the property was 93.3% leased and 44.3% occupied. Occupancy reflects underwritten occupancy and includes an executed lease to CUNY for 152,545 square feet. Per the Borrower, CUNY is expected to take occupancy in 4/2005, with rent commencing 10/1/2004.
--------------------------------------------------------------------------------
                                       38
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--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS



230 WEST 41ST STREET (CONT.)

Appraised Value(1):              $79,000,000

LTV(1)(2):                       78.5%

U/W DSCR(2)(3):                  1.21x

Reserves:                        Ongoing for taxes, insurance, TI/LC's and
                                 CapEx. Upfront TI/LC reserve of $9,737,000
                                 ($8,000,000 letter of credit, $1,737,000 cash)
                                 and upfront CapEx reserve of $3,500,000.

Lockbox:                         Hard

Prepayment/Defeasance:           Defeasance beginning two years after
                                 securitization. Prepayment without penalty permitted three months prior to Maturity Date.

----------
1.   Based on appraisal dated as of 5/4/2004.
2.   As of the Cut-Off Date.
3.   Calculated based on underwritten net cash flow of $5,525,388, which includes the executed lease to CUNY, and actual debt constant of 7.342%.
--------------------------------------------------------------------------------
                                       39
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--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

NORTHRIDGE BUSINESS PARK


Cut-Off Date Balance:            $38,000,000

Interest Rate:                   6.615%

Maturity Date:                   7/11/2014

Term to Maturity:                10 years

Amortization(1):                 30 years

Sponsor:                         Adam M. Lutz / Robert Irwin

Property:                        Seven-building flexible office campus totaling
                                 471,034 square feet

Location:                        Atlanta, GA

Year Built:                      1982 & 1984; renovated 2003

Occupancy(2):                    82.7%

Major Tenants:                   Investment-grade tenants (or guarantors under
                                 the lease) comprise 59.7% of the base rent at the property



                                                                                 Approx. %        Lease              Ratings
                            Tenant                               Square Feet   of Base Rent     End Date      S&P/Moody's/Fitch(5)
                            ------                               -----------   ------------     --------      --------------------
                            Coca-Cola North America                 177,764         45.9%       2/28/2011(3)        A+/Aa3/A+
                              (Division of the Coca-Cola Co.)
                            Coca-Cola Enterprises, Inc.              40,593         13.8%       8/31/2014(4)         A/A2/A
                            Community Loans of America Inc.          22,265          5.7%      12/31/2007           NR/NR/NR
                            Lynk Systems Inc.                        24,493          5.0%      12/31/2006           NR/NR/NR
                            Fabulous Creations Catering Inc.         14,521          3.6%      11/30/2014           NR/NR/NR


-----------------
1.   Interest only for the first year.
2.   As of 6/1/2004.
3. Coca-Cola North America has a one-time option to reduce space by any amount at any time after 12/31/2007 upon twelve months prior notice and payment of a termination penalty.
4. Coca-Cola Enterprises Inc. has a one-time option to terminate its lease on 8/31/2009 upon nine months prior notice and payment of a termination penalty.
5. Credit ratings are by S&P, Moody's and Fitch, respectively, and may reflect the rating of the parent if tenant company is not rated.
--------------------------------------------------------------------------------
                                       40
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--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

NORTHRIDGE BUSINESS PARK (CONT.)

Appraised Value(1):              $45,000,000

LTV(1)(2):                       84.4%

U/W DSCR(2)(3):                  1.20x

Reserves:                        Ongoing for taxes, insurance, TI/LC's and
                                 CapEx. TI/LC reserves are capped at $1,000,000 prior to a cash flow sweep period. Upfront reserves totaling approximately $583,496
                                 ($500,000 TI/LC reserve and $83,496 Fabulous
                                 Creations rent abatement reserve).

Lockbox:                         Hard

Prepayment/Defeasance:           Defeasance beginning two years after
                                 securitization. Prepayment without penalty permitted twelve months prior to Maturity Date.

---------
1.   Based on appraisal dated as of 4/30/2004.
2.   As of the Cut-Off Date.
3. Calculated based on underwritten net cash flow of $3,509,208 and actual debt constant of 7.676%.
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

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

COLUMBIA SELF STORAGE

Cut-Off Date Balance:            $37,395,157

Interest Rate:                   5.855%

Maturity Date:                   6/11/2009

Original Term to Maturity:       5 years

Amortization:                    25 years

Sponsor:                         Peter Lewis / Gould Investors LP

Property:                        Self Storage Portfolio with 371,350 square feet
                                 of storage space, 39,819 square feet of record storage space

Location:                        Long Island City, NY; Bronx, NY; Yonkers, NY
                                 and New Rochelle, NY

Year Built:                      Various

Occupancy(1):                    73.3%


--------------
1.   As of 5/7/2004, weighted by allocated loan balance.
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

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

COLUMBIA SELF STORAGE (CONT.)

Appraised Value(1):              $49,800,000

LTV(1)(2):                       75.1%

U/W DSCR(2)(3):                  1.31x

Reserves:                        On-going for taxes, insurance and CapEx. In
                                 addition, $850,000 was escrowed at closing for additional capital improvements

Lockbox:                         Springing

Prepayment:                      Defeasance beginning two years after
                                 securitization. Prepayment without penalty permitted three months prior to Maturity Date.


------------
1.   Based on appraisals dated as of 5/7/2004 and 5/11/2004.
2.   As of the Cut-Off Date.
3. Calculated based on underwritten net cash flow of $3,748,847 and actual debt constant of 7.626%.
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

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

UNIVERSITY PARK TECH III/IV & WESTCHASE COMMONS

Cut-Off Date Balance:            $30,400,000

Interest Rate:                   5.520%

Maturity Date:                   3/11/2014

Original Term to Maturity:       10 years

Amortization(1):                 30 years

Sponsor:                         Eric Brauss

Property:                        The University Park Tech III/IV property
                                 comprises two adjacent one-story office/flex space buildings (165,007 square feet). The
                                 Westchase Commons property comprises three one-story office/flex space buildings (149,381 square feet).

Location:                        San Antonio, TX (University Park Tech III/IV);
                                 Houston, TX (Westchase Commons)

Year Built:                      2001 (University Park Tech III/IV); 2000
                                 (Westchase Commons)

Occupancy(2):                    95.5%


                                                                                    Approx %        Lease           Ratings
Major Tenants(3):                Tenant                              Square Feet  of Base Rent    End Date    S&P/Moody's/Fitch(4)
                                 ------                              -----------  ------------    --------    --------------------
                                 KCI USA, Inc.                           88,520       31.3%       7/31/2007         NR/NR/NR
                                 United Healthcare Services, Inc.        62,763       20.6%       3/31/2008          A/A3/A
                                 ACS Commercial Solutions, Inc.          55,000       18.5%       4/1/2006         BBB/Baa1/NR
                                 Surpas                                  36,504       13.8%       5/31/2008         NR/NR/NR
                                 Education America                       31,948        8.5%       3/31/2013         NR/NR/NR


-----------------
1.   Interest only for the first two years.
2. Based on rent rolls dated as of 1/7/2004 (University Park Tech III/IV) and 1/21/2004 (Westchase Commons).
3.   Ranked by percentage of actual base rent.
4. Credit ratings may reflect the rating of the parent company, whether or not it is obligated under the related lease, if tenant company not rated.
--------------------------------------------------------------------------------
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

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

UNIVERSITY PARK TECH III/IV & WESTCHASE COMMONS (CONT.)

Appraised Value(1):              $38,100,000

LTV(1)(2):                       79.8%

U/W DSCR(2)(3):                  1.45x

Reserves:                        On-going for taxes, insurance, replacement
                                 reserves and TI/LCs. Up-front TI/LC reserve of $650,000.

Lockbox:                         Hard

Prepayment/Defeasance:           Defeasance beginning four years after loan
                                 origination.


--------------
1. Based on appraisal dated as of 1/13/2004 (University Park Tech III/IV) and 1/9/2004 (Westchase Commons).
2.   As of the Cut-Off Date.
3. Calculated based on underwritten net cash flow of $3,005,136 and actual annual debt constant of 6.829% starting in year three.
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






--------------------------------------------------------------------------------
                                                                  SUMMARY POINTS

SUMMARY POINTS
--------------------------------------------------------------------------------

o    Weighted average DSCR of 1.68x; weighted average Cut-Off Date LTV of 67.1%

o The twelve significant mortgage loans discussed in this presentation have a weighted average DSCR of 1.90x and a weighted average Cut-Off Date LTV of 63.2% and collectively represent 61.9% of the initial mortgage pool balance

o    Institutional sponsorship and repeat borrowers

o    Office, Regional Mall, Multifamily(1), Anchored Retail,
     Industrial/Warehouse and Investment Grade Loans comprise 89.1% of the initial mortgage pool balance

o Geographically diversified with properties located in 26 states and the District of Columbia

o Excluding the Investment Grade Loans, 92.9% of the loans have ongoing reserves for replacements; 99.6% of the loans have ongoing reserves for taxes or a creditworthy tenant that is permitted to pay taxes directly; and 96.5% of the loans have ongoing reserves for insurance or a creditworthy tenant that is permitted to maintain insurance or self-insure

o    96.7% of the initial mortgage pool balance have cash management systems

o Established relationship between Lehman Brothers and UBS Investment Bank--this transaction marks the 27th overall transaction between Lehman Brothers and UBS Investment Bank since early 2000


----------------
1. Multifamily component includes manufactured housing/MHP properties representing 6.2% of the aggregate pool.
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





--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING

INVESTOR REPORTING
--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING


Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:

             NAME OF REPORT                                  DESCRIPTION (INFORMATION PROVIDED)
           ------------------------------------------------------------------------------------------------------------------
1          Distribution Date Statements                      Principal and interest distributions, principal balances

2          Mortgage Loan Status Report                       Portfolio stratifications

3          Comparative Financial Status Report               Revenue, NOI, DSCR to the extent available

4          Delinquent Loan Status Report                     Listing of delinquent Mortgage Loans

5          Historical Loan Modification & Corrected
           Mortgage Loan Report                              Information on modified Mortgage Loans

6          Historical Liquidation Report                     Net liquidation proceeds and realized losses

7          REO Status Report                                 NOI and value of REO

8          Servicer Watch List                               Listing of loans in jeopardy of becoming specially serviced

9          Loan Payoff Notification Report                   Listing of loans that have given notice of intent to payoff

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





--------------------------------------------------------------------------------
                                                                        TIMELINE

TIMELINE
--------------------------------------------------------------------------------
                                                                        TIMELINE


DATE                             EVENT
--------------------------------------------------------------------------------------
Week of August 2, 2004           Structural & Collateral Term Sheets Available/
                                 Presale Reports Available on Rating Agency Websites/
                                 Road Shows/ Investor Calls/
                                 Preliminary Prospectus Supplement Available

Week of August 9, 2004           Pricing

Week of August 23, 2004          Closing













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